                                                                       EXHIBIT 1

                                   [SPECIMEN]

REGISTERED

                      ADVANTA CREDIT CARD MASTER TRUST II
                CLASS A FLOATING RATE ASSET-BACKED CERTIFICATE,
                                 SERIES 1996-E


                 Unless this Class A Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


                 Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business in a portfolio of revolving consumer credit card accounts owned by Advanta National Bank USA, Advanta National Bank (the "Sellers") or any Additional Seller.

No. 1                                                        CUSIP NO. 007960BA4
                                                                    $200,000,000


                 (Not an interest in or obligation of Advanta National Bank USA, Advanta National Bank, or any affiliate thereof, except to the limited extent described herein.)

                 This certifies that CEDE & CO. (the "Investor Certificateholder") is the registered owner of an undivided interest in certain assets of a trust (the "Trust"), created pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of December 1, 1993, and as amended and restated on May 23, 1994, and as amended by Amendment Number 1 dated as of July 1, 1994 by and between Advanta National Bank USA, a national banking association organized under the laws of the United States ("AUS"), as Seller and Servicer, and Bankers Trust Company, as Trustee (the "Trustee"), and as further amended by Amendment Number 2 dated as of October 6, 1995 by and among AUS, as Seller and Servicer, Advanta National Bank, a national banking association organized under the laws of the United States ("ANB" and, together with AUS, the "Banks") as seller (in such capacity, a "Seller" and together with AUS as a Seller, the "Sellers") and the Trustee (as amended from time to time, the "Amended and Restated Pooling and Servicing Agreement") as supplemented by the Series 1996-E Supplement, dated as of

November 1, 1996, by and among AUS, as Seller and Servicer, ANB, as Seller, and the Trustee. The Amended and Restated Pooling and Servicing Agreement, the Series 1996-E Supplement and any amendments, exhibits and schedules thereto are collectively referred to herein as the "Agreement." The corpus of the Trust consists of (i) a portfolio of receivables (the "Receivables") arising under selected VISA and MasterCard* consumer credit card accounts or other revolving consumer credit accounts (the "Accounts") in portfolios of revolving consumer credit accounts owned by any of AUS, ANB or any Additional Seller, (ii) all monies due or to become due in payment of the Receivables, all proceeds of the Receivables (other than investment earnings related to such proceeds), (iii) the right to receive certain Interchange attributed to cardholder charges for merchandise and services in the Accounts, (iv) certain amounts recovered from Accounts in which the Receivables have been written off as uncollectible, (v) proceeds of credit insurance policies relating to the Receivables and (vi) all monies on deposit in certain bank accounts of the Trust and the benefits of any type of enhancement ("Series Enhancement") issued with respect to any Series (the drawing on or payment of such Series Enhancement being available only to Certificateholders of a specified Series or Class unless otherwise indicated in the related Supplement). The Trust assets may also include participations (including 100% participations) representing undivided interests in a pool of assets primarily consisting of revolving credit card receivables or consumer loan receivables (secured and unsecured), and any interests in both such types of receivables, including securities representing or backed by both such types of receivables, and other self-liquidating financial assets owned by a Seller or any affiliate of any Seller and collections thereon. AUS as Seller conveyed to the Trust all Receivables existing under certain designated Accounts at the time of the formation of the Trust and all Receivables arising under such Accounts from time to time thereafter. In addition, the Sellers have conveyed and the Sellers may convey in the future all Receivables existing under certain designated Additional Accounts (including Automatic Additional Accounts) and all Receivables thereafter arising in such Additional Accounts.

                 Although a summary of certain provisions of the Agreement is set forth below, this Class A Certificate does not purport to summarize the Agreement, is qualified in its entirety by the terms and provisions of the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement may be obtained from the Trustee by writing to the Trustee at Four Albany Street, New York, New York 10006, Attention: Corporate Trust and Agency





----------------------------------

* VISA and MasterCard are registered trademarks of VISA USA, Inc., and MasterCard International Incorporated, respectively.

Group/Structured Finance Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement.

                 This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement to which the Holder of this Class A Certificate by virtue of the acceptance hereof assents and is bound.

                 It is the intent of the Sellers and the Class A Certificateholders that, for federal income taxes, state and local income and franchise taxes and any other taxes imposed on or measured by income, the Class A Certificates will be treated as indebtedness secured by the Receivables. The Servicer by entering into the Agreement and the Sellers, the Holder of the Bank Certificate, each Holder of a Class A Certificate and each Holder of a Class B Certificate, by acceptance of its Certificate, agrees to treat the Series 1996-E Certificates for purposes of federal income taxes, state and local income and franchise taxes, and any other taxes imposed on or measured by income, as indebtedness of the Sellers.

                 Subject to the terms of the Agreement, payments of principal of the Class A Certificates are limited to the unpaid Class A Investor Amount, which may be less than the unpaid principal balance of the Class A Certificates, pursuant to the terms of the Agreement. All principal of and interest on the Class A Certificates is scheduled to be paid by the November 2001 Distribution Date but may be paid earlier. Subject to prior termination as provided in the Agreement, the interest of the Series 1996-E Certificateholders in the Trust will terminate following the earliest of (i) the date on which the Investor Amount is paid in full, (ii) the May 2004 Distribution Date and (iii) the termination of the Trust pursuant to Section
12.01 of the Agreement.

                 The Receivables consist of Principal Receivables which arise generally from the purchase of goods and services and cash advances and in respect of Periodic Finance Charges, Overlimit Fees, Late Fees, annual membership fees and annual service charges, if any, Cash Advance Fees, transaction charges and all other fees and charges with respect to the Accounts designated by the Sellers to be included in Finance Charge Receivables. This Certificate is one of a series of Certificates entitled "ADVANTA Credit Card Master Trust II, Class A Floating Rate Asset Backed Certificates, Series 1996-E" (the "Class A Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Trust's assets are allocated in part to the Holders of the Class A Certificates, in part to the Holders of the Class B Certificates, in part to the Collateral Interest Holder, in part to the Holders of Investor Certificates of all other Series and in part to the Sellers as Holders of the Bank Certificate and the Holders of any Supplemental Certificates outstanding from time to time. The Bank Certificate and the Holders of any outstanding Supplemental Certificates represent the Sellers' Interest in the Trust. The Bank Certificate and any outstanding Supplemental Certificates represent the interest in the Principal Receivables not represented by the Investor Certificates.

                 The aggregate interest represented by the Series 1996-E Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Principal Allocation Percentage thereof (as set forth in the Agreement) at such time. The Initial Investor Amount is $500,000,000. The Invested Amount for any date will equal the sum of the Class A Invested Amount, the Class B Invested Amount and the Collateral Invested Amount. The Class A Initial Invested Amount is $389,250,000. The Class A Initial Investor Amount is $432,500,000. The Class A Invested Amount for any date of determination will be an amount equal to (a) the Class A Initial Invested Amount, plus (b) the amount of any increases in the Class A Invested Amount during the Funding Period, minus (c) the aggregate amount of principal payments (other than principal payments made from amounts on deposit in the Pre-Funding Account on the first Distribution Date following the end of the Funding Period) made to the Class A Certificateholders on or prior to such date, minus (d) the excess, if any, of the aggregate amount of Class A Investor Charge-offs for all prior Distribution Dates over the aggregate amount of Class A Investor Charge-Offs reimbursed prior to such date, minus (e) the Principal Funding Account Balance.

                 Interest will be distributed monthly on the 15th day of each calendar month or, if such 15th day is not a Business Day, payment will be made on the next succeeding Business Day (each, a "Distribution Date"), commencing December 16, 1996, in an amount equal to the product of (i) (a) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (b) the Class A Certificate Rate, and (ii) the outstanding principal amount of the Class A Certificates as of the preceding Record Date (or, in the case of the first Distribution Date, as of the Closing Date).

                 The Class A Certificates will bear interest for each Interest Period at the rate of .10% per annum above LIBOR determined as set forth below (the "Class A Certificate Rate").

                 The Trustee will determine LIBOR on October 30, 1996 for the period from the Closing Date through December 15, 1996 and for each Interest Period thereafter, on the second London Business Day prior to the Distribution Date on which such Interest Period commences (each, a "LIBOR Determination Date"). A "London Business Day" is any day on which dealings in deposits in United States dollars are transacted in the London interbank market. The Class A Certificate Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by telephoning the Trustee at its Corporate Trust Office at (800) 735-7777.

                 The determination of LIBOR will be made in accordance with the following provisions:

                 (i) On each LIBOR Determination Date, the Trustee will determine LIBOR based on the rate for deposits in United States dollars for a period of the Designated Maturity which appears on Telerate Page 3750 as of 11:00 A.M. (London time) on such date.

                 (ii) If such rate does not appear on Telerate Page 3750, the Trustee will determine LIBOR on the basis of quotations of the offered rates for deposits in United States dollars provided by the Reference Banks at approximately 11:00 A.M. (London time) on such LIBOR Determination Date to prime banks in the London interbank market for a period of the Designated Maturity. If at least two such quotations are provided, LIBOR will be the arithmetic mean of such quotations.

                 (iii) If, on the LIBOR Determination Date, such rate does not appear on Telerate Page 3750 and only one or none of the Reference Banks provides such offered quotations, LIBOR will be the rate per annum that the Trustee determines to be the arithmetic mean of the offered quotations that three major banks in The City of New York selected by the Servicer are quoting at approximately 11:00 A.M. (New York City time) on that day for loans in United States dollars to leading European banks for a period of the Designated Maturity.

                 "Designated Maturity" as used in the preceding provisions means, for any LIBOR Determination Date, one month, provided that LIBOR for the initial Interest Period will be determined by straight-line interpolation (based on the actual number of days in the initial Interest Period) between the rates determined as described above for a Designated Maturity of one month and a Designated Maturity of two months.

                 On each Distribution Date with respect to the Class A Accumulation Period, an amount equal to the least of (a) Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date, (b) the Controlled Deposit Amount for such Distribution Date and (c) the Class A Invested Amount, will be deposited in the Principal Funding Account for payment to the Class A Certificateholders on the Class A Expected Final Distribution Date or on the first Distribution Date with respect to the Rapid Amortization Period.

                 On each Distribution Date during the Rapid Amortization Period until the Class A Investor Amount has been paid in full or the Series Termination Date occurs, the Class A Certificateholders will be entitled to receive Available Investor Principal Collections in an amount up to the Class A Investor Amount.

                 On any Distribution Date occurring on or after the Investor Amount is reduced to 5% or less of the Initial Investor Amount, the Sellers will have the option (to be exercised in their sole discretion) to repurchase the Certificates.

                 This Class A Certificate does not represent an obligation of, or an interest in, Advanta Corp., AUS, ANB, any Additional Seller, the Servicer or any Affiliate of any of them. None of the Class A Certificates, the Accounts nor the Receivables are deposits or insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Class A Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Agreement.

                 The Agreement may be amended under certain circumstances by the Servicer, the Sellers and the Trustee, without Certificateholder consent, provided that (i) each Seller shall have delivered to the Trustee an Officer's Certificate to the effect that such Seller reasonably believes that such amendment will not result in the occurrence of a Pay Out Event or materially adversely affect the amount or timing of distributions to be made to the Investor Certificateholders of any Series or Class and (ii) written confirmation from each Rating Agency that such amendment will not result in a reduction or withdrawal of the rating of the Series 1996-E Certificates or the rating of any other outstanding Series or Class with respect to which it is a Rating Agency.

                 The Agreement may be amended by the Servicer, the Sellers and the Trustee, with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate Investor Amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, distributions to Investor Certificateholders or deposits of amounts to be so distributed or the amount available under any Series Enhancement without the consent to any such amendment of each affected Certificateholder, (b) change the definition of or the manner of calculating the interest of any Investor Certificateholder without the consent of each affected Investor Certificateholder, (c) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Investor Certificateholder or (d) adversely affect the rating of any Series or Class by each Rating Agency without the consent of the Holders of Investor Certificates of such Series or Class evidencing not less than 66-2/3% of the aggregate Investor Amount of the Investor Certificates of such Series or Class.

                 The Class A Certificates are issuable only in denominations of $1,000 and integral multiples of $1,000 in excess thereof. The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee and the Transfer Agent and Registrar, duly executed by the Holder or his attorney and duly authorized in writing, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

                 As provided in the Agreement and subject to certain limitations therein set forth, this Class A Certificate is exchangeable for a new Class A Certificate evidencing a like aggregate fractional undivided interest, as requested by the Holder surrendering this Class A Certificate. No service charge may be imposed for any such exchange, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                 Prior to due presentation of this Class A Certificate for registration of transfer, the Transfer Agent and Registrar, the Paying Agent and the Trustee and any agent of any of them may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent or the Transfer Agent and Registrar nor any agent of any of them shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

                 This Class A Certificate shall be construed in accordance with and governed by the laws of the State of New York, without reference to its conflict of law provisions.

                 Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, or by an authenticating agent appointed by the Trustee, this Class A Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                 IN WITNESS WHEREOF, the Sellers have caused this Class A Certificate to be duly executed.


                                  ADVANTA NATIONAL BANK USA



                                  By:/s/ Michael Coco
                                     ---------------------------
                                     Vice President

                                  ADVANTA NATIONAL BANK



                                  By:/s/ Michael Coco
                                     ----------------------------
                                     Vice President

                 This is one of the Class A Certificates referred to in the within-mentioned Agreement.

                                  BANKERS TRUST COMPANY,
                                  as Trustee,



                                  By:/s/ Kevin Healey
                                     ----------------------------
                                     Authorized Officer

Dated:   November 1, 1996

                                   ----------
                                   ASSIGNMENT
                                   ----------


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE(S)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------
:                         :
:                         :
:                         :
---------------------------  -----------------------------
(PLEASE PRINT OR TYPEWRITE   NAME AND ADDRESS OF ASSIGNEE)



____________________ the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________ Attorney, with full power of substitution in the premises, to transfer said certificate on the books kept for registration thereof.

Dated:
       ------------------------
                                        ------------------------------
                                        Note:  The signature(s) to this
                                        Assignment must correspond with the
                                        name(s) as written on the face of
                                        the within certificate in every
                                        particular, without alteration or
                                        enlargement or any change whatever.

                                        (1)  An assignee which is not a
                                             United States Person as defined
                                             in the Internal Revenue Code of
                                             1986, as amended (the "Code")
                                             must certify to the Transfer
                                             Agent and Registrar in writing
                                             as to such status and such
                                             further information as may be
                                             required under the Code or
                                             reasonably requested by the
                                             Transfer Agent and Registrar.

                                   [SPECIMEN]

REGISTERED

                      ADVANTA CREDIT CARD MASTER TRUST II
                CLASS A FLOATING RATE ASSET-BACKED CERTIFICATE,
                                 SERIES 1996-E


                 Unless this Class A Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


                 Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business in a portfolio of revolving consumer credit card accounts owned by Advanta National Bank USA, Advanta National Bank (the "Sellers") or any Additional Seller.

No. 2                                                        CUSIP NO. 007960BA4
                                                                    $200,000,000



                 (Not an interest in or obligation of Advanta National Bank USA, Advanta National Bank, or any affiliate thereof, except to the limited extent described herein.)

                 This certifies that CEDE & CO. (the "Investor Certificateholder") is the registered owner of an undivided interest in certain assets of a trust (the "Trust"), created pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of December 1, 1993, and as amended and restated on May 23, 1994, and as amended by Amendment Number 1 dated as of July 1, 1994 by and between Advanta National Bank USA, a national banking association organized under the laws of the United States ("AUS"), as Seller and Servicer, and Bankers Trust Company, as Trustee (the "Trustee"), and as further amended by Amendment Number 2 dated as of October 6, 1995 by and among AUS, as Seller and Servicer, Advanta National Bank, a national banking association organized under the laws of the United States ("ANB" and, together with AUS, the "Banks") as seller (in such capacity, a "Seller" and together with AUS as a Seller, the "Sellers") and the Trustee (as amended from time to time, the "Amended and Restated Pooling and Servicing Agreement") as supplemented by the Series 1996-E Supplement, dated as of

November 1, 1996, by and among AUS, as Seller and Servicer, ANB, as Seller, and the Trustee. The Amended and Restated Pooling and Servicing Agreement, the Series 1996-E Supplement and any amendments, exhibits and schedules thereto are collectively referred to herein as the "Agreement." The corpus of the Trust consists of (i) a portfolio of receivables (the "Receivables") arising under selected VISA and MasterCard* consumer credit card accounts or other revolving consumer credit accounts (the "Accounts") in portfolios of revolving consumer credit accounts owned by any of AUS, ANB or any Additional Seller, (ii) all monies due or to become due in payment of the Receivables, all proceeds of the Receivables (other than investment earnings related to such proceeds), (iii) the right to receive certain Interchange attributed to cardholder charges for merchandise and services in the Accounts, (iv) certain amounts recovered from Accounts in which the Receivables have been written off as uncollectible, (v) proceeds of credit insurance policies relating to the Receivables and (vi) all monies on deposit in certain bank accounts of the Trust and the benefits of any type of enhancement ("Series Enhancement") issued with respect to any Series (the drawing on or payment of such Series Enhancement being available only to Certificateholders of a specified Series or Class unless otherwise indicated in the related Supplement). The Trust assets may also include participations (including 100% participations) representing undivided interests in a pool of assets primarily consisting of revolving credit card receivables or consumer loan receivables (secured and unsecured), and any interests in both such types of receivables, including securities representing or backed by both such types of receivables, and other self-liquidating financial assets owned by a Seller or any affiliate of any Seller and collections thereon. AUS as Seller conveyed to the Trust all Receivables existing under certain designated Accounts at the time of the formation of the Trust and all Receivables arising under such Accounts from time to time thereafter. In addition, the Sellers have conveyed and the Sellers may convey in the future all Receivables existing under certain designated Additional Accounts (including Automatic Additional Accounts) and all Receivables thereafter arising in such Additional Accounts.

                 Although a summary of certain provisions of the Agreement is set forth below, this Class A Certificate does not purport to summarize the Agreement, is qualified in its entirety by the terms and provisions of the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement may be obtained from the Trustee by writing to the Trustee at Four Albany Street, New York, New York 10006, Attention: Corporate Trust and Agency





----------------------------------

* VISA and MasterCard are registered trademarks of VISA USA, Inc., and MasterCard International Incorporated, respectively.

Group/Structured Finance Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement.

                 This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement to which the Holder of this Class A Certificate by virtue of the acceptance hereof assents and is bound.

                 It is the intent of the Sellers and the Class A Certificateholders that, for federal income taxes, state and local income and franchise taxes and any other taxes imposed on or measured by income, the Class A Certificates will be treated as indebtedness secured by the Receivables. The Servicer by entering into the Agreement and the Sellers, the Holder of the Bank Certificate, each Holder of a Class A Certificate and each Holder of a Class B Certificate, by acceptance of its Certificate, agrees to treat the Series 1996-E Certificates for purposes of federal income taxes, state and local income and franchise taxes, and any other taxes imposed on or measured by income, as indebtedness of the Sellers.

                 Subject to the terms of the Agreement, payments of principal of the Class A Certificates are limited to the unpaid Class A Investor Amount, which may be less than the unpaid principal balance of the Class A Certificates, pursuant to the terms of the Agreement. All principal of and interest on the Class A Certificates is scheduled to be paid by the November 2001 Distribution Date but may be paid earlier. Subject to prior termination as provided in the Agreement, the interest of the Series 1996-E Certificateholders in the Trust will terminate following the earliest of (i) the date on which the Investor Amount is paid in full, (ii) the May 2004 Distribution Date and (iii) the termination of the Trust pursuant to Section
12.01 of the Agreement.

                 The Receivables consist of Principal Receivables which arise generally from the purchase of goods and services and cash advances and in respect of Periodic Finance Charges, Overlimit Fees, Late Fees, annual membership fees and annual service charges, if any, Cash Advance Fees, transaction charges and all other fees and charges with respect to the Accounts designated by the Sellers to be included in Finance Charge Receivables. This Certificate is one of a series of Certificates entitled "ADVANTA Credit Card Master Trust II, Class A Floating Rate Asset Backed Certificates, Series 1996-E" (the "Class A Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Trust's assets are allocated in part to the Holders of the Class A Certificates, in part to the Holders of the Class B Certificates, in part to the Collateral Interest Holder, in part to the Holders of Investor Certificates of all other Series and in part to the Sellers as Holders of the Bank Certificate and the Holders of any Supplemental Certificates outstanding from time to time. The Bank Certificate and the Holders of any outstanding Supplemental Certificates represent the Sellers' Interest in the Trust. The Bank Certificate and any outstanding Supplemental Certificates represent the interest in the Principal Receivables not represented by the Investor Certificates.

                 The aggregate interest represented by the Series 1996-E Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Principal Allocation Percentage thereof (as set forth in the Agreement) at such time. The Initial Investor Amount is $500,000,000. The Invested Amount for any date will equal the sum of the Class A Invested Amount, the Class B Invested Amount and the Collateral Invested Amount. The Class A Initial Invested Amount is $389,250,000. The Class A Initial Investor Amount is $432,500,000. The Class A Invested Amount for any date of determination will be an amount equal to (a) the Class A Initial Invested Amount, plus (b) the amount of any increases in the Class A Invested Amount during the Funding Period, minus (c) the aggregate amount of principal payments (other than principal payments made from amounts on deposit in the Pre-Funding Account on the first Distribution Date following the end of the Funding Period) made to the Class A Certificateholders on or prior to such date, minus (d) the excess, if any, of the aggregate amount of Class A Investor Charge-offs for all prior Distribution Dates over the aggregate amount of Class A Investor Charge-Offs reimbursed prior to such date, minus (e) the Principal Funding Account Balance.

                 Interest will be distributed monthly on the 15th day of each calendar month or, if such 15th day is not a Business Day, payment will be made on the next succeeding Business Day (each, a "Distribution Date"), commencing December 16, 1996, in an amount equal to the product of (i) (a) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (b) the Class A Certificate Rate, and (ii) the outstanding principal amount of the Class A Certificates as of the preceding Record Date (or, in the case of the first Distribution Date, as of the Closing Date).

                 The Class A Certificates will bear interest for each Interest Period at the rate of .10% per annum above LIBOR determined as set forth below (the "Class A Certificate Rate").

                 The Trustee will determine LIBOR on October 30, 1996 for the period from the Closing Date through December 15, 1996 and for each Interest Period thereafter, on the second London Business Day prior to the Distribution Date on which such Interest Period commences (each, a "LIBOR Determination Date"). A "London Business Day" is any day on which dealings in deposits in United States dollars are transacted in the London interbank market. The Class A Certificate Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by telephoning the Trustee at its Corporate Trust Office at (800) 735-7777.

                 The determination of LIBOR will be made in accordance with the following provisions:

                 (i) On each LIBOR Determination Date, the Trustee will determine LIBOR based on the rate for deposits in United States dollars for a period of the Designated Maturity which appears on Telerate Page 3750 as of 11:00 A.M. (London time) on such date.

                 (ii) If such rate does not appear on Telerate Page 3750, the Trustee will determine LIBOR on the basis of quotations of the offered rates for deposits in United States dollars provided by the Reference Banks at approximately 11:00 A.M. (London time) on such LIBOR Determination Date to prime banks in the London interbank market for a period of the Designated Maturity. If at least two such quotations are provided, LIBOR will be the arithmetic mean of such quotations.

                 (iii) If, on the LIBOR Determination Date, such rate does not appear on Telerate Page 3750 and only one or none of the Reference Banks provides such offered quotations, LIBOR will be the rate per annum that the Trustee determines to be the arithmetic mean of the offered quotations that three major banks in The City of New York selected by the Servicer are quoting at approximately 11:00 A.M. (New York City time) on that day for loans in United States dollars to leading European banks for a period of the Designated Maturity.

                 "Designated Maturity" as used in the preceding provisions means, for any LIBOR Determination Date, one month, provided that LIBOR for the initial Interest Period will be determined by straight-line interpolation (based on the actual number of days in the initial Interest Period) between the rates determined as described above for a Designated Maturity of one month and a Designated Maturity of two months.

                 On each Distribution Date with respect to the Class A Accumulation Period, an amount equal to the least of (a) Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date, (b) the Controlled Deposit Amount for such Distribution Date and (c) the Class A Invested Amount, will be deposited in the Principal Funding Account for payment to the Class A Certificateholders on the Class A Expected Final Distribution Date or on the first Distribution Date with respect to the Rapid Amortization Period.

                 On each Distribution Date during the Rapid Amortization Period until the Class A Investor Amount has been paid in full or the Series Termination Date occurs, the Class A Certificateholders will be entitled to receive Available Investor Principal Collections in an amount up to the Class A Investor Amount.

                 On any Distribution Date occurring on or after the Investor Amount is reduced to 5% or less of the Initial Investor Amount, the Sellers will have the option (to be exercised in their sole discretion) to repurchase the Certificates.

                 This Class A Certificate does not represent an obligation of, or an interest in, Advanta Corp., AUS, ANB, any Additional Seller, the Servicer or any Affiliate of any of them. None of the Class A Certificates, the Accounts nor the Receivables are deposits or insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Class A Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Agreement.

                 The Agreement may be amended under certain circumstances by the Servicer, the Sellers and the Trustee, without Certificateholder consent, provided that (i) each Seller shall have delivered to the Trustee an Officer's Certificate to the effect that such Seller reasonably believes that such amendment will not result in the occurrence of a Pay Out Event or materially adversely affect the amount or timing of distributions to be made to the Investor Certificateholders of any Series or Class and (ii) written confirmation from each Rating Agency that such amendment will not result in a reduction or withdrawal of the rating of the Series 1996-E Certificates or the rating of any other outstanding Series or Class with respect to which it is a Rating Agency.

                 The Agreement may be amended by the Servicer, the Sellers and the Trustee, with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate Investor Amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, distributions to Investor Certificateholders or deposits of amounts to be so distributed or the amount available under any Series Enhancement without the consent to any such amendment of each affected Certificateholder, (b) change the definition of or the manner of calculating the interest of any Investor Certificateholder without the consent of each affected Investor Certificateholder, (c) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Investor Certificateholder or (d) adversely affect the rating of any Series or Class by each Rating Agency without the consent of the Holders of Investor Certificates of such Series or Class evidencing not less than 66-2/3% of the aggregate Investor Amount of the Investor Certificates of such Series or Class.

                 The Class A Certificates are issuable only in denominations of $1,000 and integral multiples of $1,000 in excess thereof. The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee and the Transfer Agent and Registrar, duly executed by the Holder or his attorney and duly authorized in writing, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

                 As provided in the Agreement and subject to certain limitations therein set forth, this Class A Certificate is exchangeable for a new Class A Certificate evidencing a like aggregate fractional undivided interest, as requested by the Holder surrendering this Class A Certificate. No service charge may be imposed for any such exchange, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                 Prior to due presentation of this Class A Certificate for registration of transfer, the Transfer Agent and Registrar, the Paying Agent and the Trustee and any agent of any of them may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent or the Transfer Agent and Registrar nor any agent of any of them shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

                 This Class A Certificate shall be construed in accordance with and governed by the laws of the State of New York, without reference to its conflict of law provisions.

                 Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, or by an authenticating agent appointed by the Trustee, this Class A Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                 IN WITNESS WHEREOF, the Sellers have caused this Class A Certificate to be duly executed.


                                  ADVANTA NATIONAL BANK USA



                                  By:/s/ Michael Coco
                                     ----------------------------
                                     Vice President

                                  ADVANTA NATIONAL BANK



                                  By:/s/ Michael Coco
                                     ----------------------------
                                     Vice President

                 This is one of the Class A Certificates referred to in the within-mentioned Agreement.

                                  BANKERS TRUST COMPANY,
                                  as Trustee,



                                  By:/s/ Kevin Healey
                                     ----------------------------
                                     Authorized Officer

Dated:   November 1, 1996

                                   ----------
                                   ASSIGNMENT
                                   ----------


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE(S)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------
:                         :
:                         :
:                         :
---------------------------  -----------------------------
(PLEASE PRINT OR TYPEWRITE   NAME AND ADDRESS OF ASSIGNEE)



____________________ the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________ Attorney, with full power of substitution in the premises, to transfer said certificate on the books kept for registration thereof.

Dated:
       ------------------------
                                        ------------------------------
                                        Note:  The signature(s) to this
                                        Assignment must correspond with the
                                        name(s) as written on the face of
                                        the within certificate in every
                                        particular, without alteration or
                                        enlargement or any change whatever.

                                        (1)  An assignee which is not a
                                             United States Person as defined
                                             in the Internal Revenue Code of
                                             1986, as amended (the "Code")
                                             must certify to the Transfer
                                             Agent and Registrar in writing
                                             as to such status and such
                                             further information as may be
                                             required under the Code or
                                             reasonably requested by the
                                             Transfer Agent and Registrar.

                                   [SPECIMEN]

REGISTERED

                      ADVANTA CREDIT CARD MASTER TRUST II
                CLASS A FLOATING RATE ASSET-BACKED CERTIFICATE,
                                 SERIES 1996-E


                 Unless this Class A Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


                 Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business in a portfolio of revolving consumer credit card accounts owned by Advanta National Bank USA, Advanta National Bank (the "Sellers") or any Additional Seller.

No. 3                                                        CUSIP NO. 007960BA4
                                                                     $32,500,000


                 (Not an interest in or obligation of Advanta National Bank USA, Advanta National Bank, or any affiliate thereof, except to the limited extent described herein.)

                 This certifies that CEDE & CO. (the "Investor Certificateholder") is the registered owner of an undivided interest in certain assets of a trust (the "Trust"), created pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of December 1, 1993, and as amended and restated on May 23, 1994, and as amended by Amendment Number 1 dated as of July 1, 1994 by and between Advanta National Bank USA, a national banking association organized under the laws of the United States ("AUS"), as Seller and Servicer, and Bankers Trust Company, as Trustee (the "Trustee"), and as further amended by Amendment Number 2 dated as of October 6, 1995 by and among AUS, as Seller and Servicer, Advanta National Bank, a national banking association organized under the laws of the United States ("ANB" and, together with AUS, the "Banks") as seller (in such capacity, a "Seller" and together with AUS as a Seller, the "Sellers") and the Trustee (as amended from time to time, the "Amended and Restated Pooling and Servicing Agreement") as supplemented by the Series 1996-E Supplement, dated as of

November 1, 1996, by and among AUS, as Seller and Servicer, ANB, as Seller, and the Trustee. The Amended and Restated Pooling and Servicing Agreement, the Series 1996-E Supplement and any amendments, exhibits and schedules thereto are collectively referred to herein as the "Agreement." The corpus of the Trust consists of (i) a portfolio of receivables (the "Receivables") arising under selected VISA and MasterCard* consumer credit card accounts or other revolving consumer credit accounts (the "Accounts") in portfolios of revolving consumer credit accounts owned by any of AUS, ANB or any Additional Seller, (ii) all monies due or to become due in payment of the Receivables, all proceeds of the Receivables (other than investment earnings related to such proceeds), (iii) the right to receive certain Interchange attributed to cardholder charges for merchandise and services in the Accounts, (iv) certain amounts recovered from Accounts in which the Receivables have been written off as uncollectible, (v) proceeds of credit insurance policies relating to the Receivables and (vi) all monies on deposit in certain bank accounts of the Trust and the benefits of any type of enhancement ("Series Enhancement") issued with respect to any Series (the drawing on or payment of such Series Enhancement being available only to Certificateholders of a specified Series or Class unless otherwise indicated in the related Supplement). The Trust assets may also include participations (including 100% participations) representing undivided interests in a pool of assets primarily consisting of revolving credit card receivables or consumer loan receivables (secured and unsecured), and any interests in both such types of receivables, including securities representing or backed by both such types of receivables, and other self-liquidating financial assets owned by a Seller or any affiliate of any Seller and collections thereon. AUS as Seller conveyed to the Trust all Receivables existing under certain designated Accounts at the time of the formation of the Trust and all Receivables arising under such Accounts from time to time thereafter. In addition, the Sellers have conveyed and the Sellers may convey in the future all Receivables existing under certain designated Additional Accounts (including Automatic Additional Accounts) and all Receivables thereafter arising in such Additional Accounts.

                 Although a summary of certain provisions of the Agreement is set forth below, this Class A Certificate does not purport to summarize the Agreement, is qualified in its entirety by the terms and provisions of the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement may be obtained from the Trustee by writing to the Trustee at Four Albany Street, New York, New York 10006, Attention: Corporate Trust and Agency





----------------------------------

* VISA and MasterCard are registered trademarks of VISA USA, Inc., and MasterCard International Incorporated, respectively.

Group/Structured Finance Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement.

                 This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement to which the Holder of this Class A Certificate by virtue of the acceptance hereof assents and is bound.

                 It is the intent of the Sellers and the Class A Certificateholders that, for federal income taxes, state and local income and franchise taxes and any other taxes imposed on or measured by income, the Class A Certificates will be treated as indebtedness secured by the Receivables. The Servicer by entering into the Agreement and the Sellers, the Holder of the Bank Certificate, each Holder of a Class A Certificate and each Holder of a Class B Certificate, by acceptance of its Certificate, agrees to treat the Series 1996-E Certificates for purposes of federal income taxes, state and local income and franchise taxes, and any other taxes imposed on or measured by income, as indebtedness of the Sellers.

                 Subject to the terms of the Agreement, payments of principal of the Class A Certificates are limited to the unpaid Class A Investor Amount, which may be less than the unpaid principal balance of the Class A Certificates, pursuant to the terms of the Agreement. All principal of and interest on the Class A Certificates is scheduled to be paid by the November 2001 Distribution Date but may be paid earlier. Subject to prior termination as provided in the Agreement, the interest of the Series 1996-E Certificateholders in the Trust will terminate following the earliest of (i) the date on which the Investor Amount is paid in full, (ii) the May 2004 Distribution Date and (iii) the termination of the Trust pursuant to Section
12.01 of the Agreement.

                 The Receivables consist of Principal Receivables which arise generally from the purchase of goods and services and cash advances and in respect of Periodic Finance Charges, Overlimit Fees, Late Fees, annual membership fees and annual service charges, if any, Cash Advance Fees, transaction charges and all other fees and charges with respect to the Accounts designated by the Sellers to be included in Finance Charge Receivables. This Certificate is one of a series of Certificates entitled "ADVANTA Credit Card Master Trust II, Class A Floating Rate Asset Backed Certificates, Series 1996-E" (the "Class A Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Trust's assets are allocated in part to the Holders of the Class A Certificates, in part to the Holders of the Class B Certificates, in part to the Collateral Interest Holder, in part to the Holders of Investor Certificates of all other Series and in part to the Sellers as Holders of the Bank Certificate and the Holders of any Supplemental Certificates outstanding from time to time. The Bank Certificate and the Holders of any outstanding Supplemental Certificates represent the Sellers' Interest in the Trust. The Bank Certificate and any outstanding Supplemental Certificates represent the interest in the Principal Receivables not represented by the Investor Certificates.

                 The aggregate interest represented by the Series 1996-E Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Principal Allocation Percentage thereof (as set forth in the Agreement) at such time. The Initial Investor Amount is $500,000,000. The Invested Amount for any date will equal the sum of the Class A Invested Amount, the Class B Invested Amount and the Collateral Invested Amount. The Class A Initial Invested Amount is $389,250,000. The Class A Initial Investor Amount is $432,500,000. The Class A Invested Amount for any date of determination will be an amount equal to (a) the Class A Initial Invested Amount, plus (b) the amount of any increases in the Class A Invested Amount during the Funding Period, minus (c) the aggregate amount of principal payments (other than principal payments made from amounts on deposit in the Pre-Funding Account on the first Distribution Date following the end of the Funding Period) made to the Class A Certificateholders on or prior to such date, minus (d) the excess, if any, of the aggregate amount of Class A Investor Charge-offs for all prior Distribution Dates over the aggregate amount of Class A Investor Charge-Offs reimbursed prior to such date, minus (e) the Principal Funding Account Balance.

                 Interest will be distributed monthly on the 15th day of each calendar month or, if such 15th day is not a Business Day, payment will be made on the next succeeding Business Day (each, a "Distribution Date"), commencing December 16, 1996, in an amount equal to the product of (i) (a) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (b) the Class A Certificate Rate, and (ii) the outstanding principal amount of the Class A Certificates as of the preceding Record Date (or, in the case of the first Distribution Date, as of the Closing Date).

                 The Class A Certificates will bear interest for each Interest Period at the rate of .10% per annum above LIBOR determined as set forth below (the "Class A Certificate Rate").

                 The Trustee will determine LIBOR on October 30, 1996 for the period from the Closing Date through December 15, 1996 and for each Interest Period thereafter, on the second London Business Day prior to the Distribution Date on which such Interest Period commences (each, a "LIBOR Determination Date"). A "London Business Day" is any day on which dealings in deposits in United States dollars are transacted in the London interbank market. The Class A Certificate Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by telephoning the Trustee at its Corporate Trust Office at (800) 735-7777.

                 The determination of LIBOR will be made in accordance with the following provisions:

                 (i) On each LIBOR Determination Date, the Trustee will determine LIBOR based on the rate for deposits in United States dollars for a period of the Designated Maturity which appears on Telerate Page 3750 as of 11:00 A.M. (London time) on such date.

                 (ii) If such rate does not appear on Telerate Page 3750, the Trustee will determine LIBOR on the basis of quotations of the offered rates for deposits in United States dollars provided by the Reference Banks at approximately 11:00 A.M. (London time) on such LIBOR Determination Date to prime banks in the London interbank market for a period of the Designated Maturity. If at least two such quotations are provided, LIBOR will be the arithmetic mean of such quotations.

                 (iii) If, on the LIBOR Determination Date, such rate does not appear on Telerate Page 3750 and only one or none of the Reference Banks provides such offered quotations, LIBOR will be the rate per annum that the Trustee determines to be the arithmetic mean of the offered quotations that three major banks in The City of New York selected by the Servicer are quoting at approximately 11:00 A.M. (New York City time) on that day for loans in United States dollars to leading European banks for a period of the Designated Maturity.

                 "Designated Maturity" as used in the preceding provisions means, for any LIBOR Determination Date, one month, provided that LIBOR for the initial Interest Period will be determined by straight-line interpolation (based on the actual number of days in the initial Interest Period) between the rates determined as described above for a Designated Maturity of one month and a Designated Maturity of two months.

                 On each Distribution Date with respect to the Class A Accumulation Period, an amount equal to the least of (a) Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date, (b) the Controlled Deposit Amount for such Distribution Date and (c) the Class A Invested Amount, will be deposited in the Principal Funding Account for payment to the Class A Certificateholders on the Class A Expected Final Distribution Date or on the first Distribution Date with respect to the Rapid Amortization Period.

                 On each Distribution Date during the Rapid Amortization Period until the Class A Investor Amount has been paid in full or the Series Termination Date occurs, the Class A Certificateholders will be entitled to receive Available Investor Principal Collections in an amount up to the Class A Investor Amount.

                 On any Distribution Date occurring on or after the Investor Amount is reduced to 5% or less of the Initial Investor Amount, the Sellers will have the option (to be exercised in their sole discretion) to repurchase the Certificates.

                 This Class A Certificate does not represent an obligation of, or an interest in, Advanta Corp., AUS, ANB, any Additional Seller, the Servicer or any Affiliate of any of them. None of the Class A Certificates, the Accounts nor the Receivables are deposits or insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Class A Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Agreement.

                 The Agreement may be amended under certain circumstances by the Servicer, the Sellers and the Trustee, without Certificateholder consent, provided that (i) each Seller shall have delivered to the Trustee an Officer's Certificate to the effect that such Seller reasonably believes that such amendment will not result in the occurrence of a Pay Out Event or materially adversely affect the amount or timing of distributions to be made to the Investor Certificateholders of any Series or Class and (ii) written confirmation from each Rating Agency that such amendment will not result in a reduction or withdrawal of the rating of the Series 1996-E Certificates or the rating of any other outstanding Series or Class with respect to which it is a Rating Agency.

                 The Agreement may be amended by the Servicer, the Sellers and the Trustee, with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate Investor Amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, distributions to Investor Certificateholders or deposits of amounts to be so distributed or the amount available under any Series Enhancement without the consent to any such amendment of each affected Certificateholder, (b) change the definition of or the manner of calculating the interest of any Investor Certificateholder without the consent of each affected Investor Certificateholder, (c) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Investor Certificateholder or (d) adversely affect the rating of any Series or Class by each Rating Agency without the consent of the Holders of Investor Certificates of such Series or Class evidencing not less than 66-2/3% of the aggregate Investor Amount of the Investor Certificates of such Series or Class.

                 The Class A Certificates are issuable only in denominations of $1,000 and integral multiples of $1,000 in excess thereof. The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee and the Transfer Agent and Registrar, duly executed by the Holder or his attorney and duly authorized in writing, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

                 As provided in the Agreement and subject to certain limitations therein set forth, this Class A Certificate is exchangeable for a new Class A Certificate evidencing a like aggregate fractional undivided interest, as requested by the Holder surrendering this Class A Certificate. No service charge may be imposed for any such exchange, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                 Prior to due presentation of this Class A Certificate for registration of transfer, the Transfer Agent and Registrar, the Paying Agent and the Trustee and any agent of any of them may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent or the Transfer Agent and Registrar nor any agent of any of them shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

                 This Class A Certificate shall be construed in accordance with and governed by the laws of the State of New York, without reference to its conflict of law provisions.

                 Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, or by an authenticating agent appointed by the Trustee, this Class A Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                 IN WITNESS WHEREOF, the Sellers have caused this Class A Certificate to be duly executed.


                                  ADVANTA NATIONAL BANK USA



                                  By:/s/ Michael Coco
                                     ----------------------------
                                     Vice President

                                  ADVANTA NATIONAL BANK



                                  By:/s/ Michael Coco
                                     ----------------------------
                                     Vice President

                 This is one of the Class A Certificates referred to in the within-mentioned Agreement.

                                  BANKERS TRUST COMPANY,
                                  as Trustee,



                                  By:/s/ Kevin Healey
                                     ----------------------------
                                     Authorized Officer

Dated:   November 1, 1996

                                   ----------
                                   ASSIGNMENT
                                   ----------


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE(S)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------
:                         :
:                         :
:                         :
---------------------------  -----------------------------
(PLEASE PRINT OR TYPEWRITE   NAME AND ADDRESS OF ASSIGNEE)



____________________ the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________ Attorney, with full power of substitution in the premises, to transfer said certificate on the books kept for registration thereof.

Dated:
       ------------------------
                                        ------------------------------
                                        Note:  The signature(s) to this
                                        Assignment must correspond with the
                                        name(s) as written on the face of
                                        the within certificate in every
                                        particular, without alteration or
                                        enlargement or any change whatever.

                                        (1)  An assignee which is not a
                                             United States Person as defined
                                             in the Internal Revenue Code of
                                             1986, as amended (the "Code")
                                             must certify to the Transfer
                                             Agent and Registrar in writing
                                             as to such status and such
                                             further information as may be
                                             required under the Code or
                                             reasonably requested by the
                                             Transfer Agent and Registrar.

                                  [SPECIMEN]

REGISTERED

                      ADVANTA CREDIT CARD MASTER TRUST II
                CLASS B FLOATING RATE ASSET-BACKED CERTIFICATE,
                                 SERIES 1996-E

                 THIS CLASS B CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF A BENEFIT PLAN.

                 Unless this Class B Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                 Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business in a portfolio of revolving consumer credit card accounts owned by Advanta National Bank USA, Advanta National Bank (the "Sellers") or any Additional Seller.

No. 1                                                        CUSIP NO. 007960BB2
                                                                     $27,500,000


                 (Not an interest in or obligation of Advanta National Bank USA, Advanta National Bank, or any affiliate thereof, except to the limited extent described herein.)

                 This certifies that CEDE & CO. (the "Investor Certificateholder") is the registered owner of an undivided interest in certain assets of a trust (the "Trust"), created pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of December 1, 1993, and as amended and restated on May 23, 1994, and as amended by Amendment Number 1 dated as of July 1, 1994 by and between Advanta National Bank USA, a national banking association organized under the laws of the United States ("AUS"), as Seller and Servicer, and Bankers Trust Company, as Trustee (the "Trustee"), and as further amended by Amendment Number 2 dated as of October 6, 1995 by and among AUS, as Seller and Servicer, Advanta National Bank, a national banking association organized under the laws of the United States ("ANB" and, together with AUS, the "Banks") as seller (in such capacity, a "Seller" and together with AUS as a Seller, the "Sellers") and the Trustee (as amended from time to time, the "Amended and Restated Pooling and Servicing Agreement"), as supplemented by the Series 1996-E Supplement, dated as of November 1, 1996, by and among AUS, as Seller and Servicer, ANB, as Seller, and the Trustee. The Amended and Restated Pooling and Servicing Agreement, the Series 1996-E Supplement and any amendments, exhibits and schedules thereto are collectively referred to herein as the "Agreement." The corpus of the Trust consists of (i) a portfolio of receivables (the "Receivables") arising under selected VISA and MasterCard* consumer credit card accounts or other revolving consumer credit accounts (the "Accounts") in portfolios of revolving consumer credit accounts owned by any of AUS, ANB or any Additional Seller, (ii) all monies due or to become due in payment of the Receivables, all proceeds of the Receivables (other than investment earnings related to such proceeds), (iii) the right to receive certain Interchange attributed to cardholder charges for merchandise and services in the Accounts,
(iv) certain amounts recovered from Accounts in which the Receivables have been written off as uncollectible, (v) proceeds of credit insurance policies relating to the Receivables and (vi) all monies on deposit in certain bank accounts of the Trust and the benefits of any type of enhancement ("Series Enhancement") issued with respect to any Series (the drawing on or payment of such Series Enhancement being available only to Certificateholders of a specified Series or Class unless otherwise indicated in the related Supplement). The Trust assets may also include participations (including 100% participations) representing undivided interests in a pool of assets primarily consisting of revolving credit card receivables or consumer loan receivables (secured and unsecured), and any interests in both such types of receivables, including securities representing or backed by both such types of receivables, and other self-liquidating financial assets owned by a Seller or any affiliate of any Seller and collections thereon. AUS as Seller conveyed to the Trust all Receivables existing under certain designated Accounts at the time of the formation of the Trust and all Receivables arising under such Accounts from time to time thereafter. In addition, the Sellers have conveyed and the Sellers may convey in the future all Receivables existing under certain designated Additional Accounts (including Automatic Additional Accounts) and all Receivables thereafter arising in such Additional Accounts.

                 Although a summary of certain provisions of the Agreement is set forth below, this Class B Certificate does not purport to summarize the Agreement, is qualified in its entirety by the terms and provisions of the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement may be obtained from the Trustee by writing to the Trustee at Four Albany Street, New York, New York 10006, Attention: Corporate Trust and Agency Group/Structured Finance Group. To the extent not defined





----------------------------------

* VISA and MasterCard are registered trademarks of VISA USA, Inc., and MasterCard International Incorporated, respectively.

herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement.

                 This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement to which the Holder of this Class B Certificate by virtue of the acceptance hereof assents and is bound.

                 It is the intent of the Sellers and the Class B Certificateholders that, for federal income taxes, state and local income and franchise taxes and any other taxes imposed on or measured by income, the Class B Certificates will be treated as indebtedness secured by the Receivables. The Servicer by entering into the Agreement and the Sellers, the Holder of the Bank Certificate, each Holder of a Class B Certificate, and each Holder of a Class A Certificate, by acceptance of its Certificate, agrees to treat the Series 1996-E Certificates for purposes of federal income taxes, state and local income and franchise taxes, and any other taxes imposed on or measured by income, as indebtedness of the Sellers.

                 Subject to the terms of the Agreement, payments of principal of the Class B Certificates are limited to the unpaid Class B Investor Amount, which may be less than the unpaid principal balance of the Class B Certificates, pursuant to the terms of the Agreement. Principal payments on the Class B Certificates will not be made until the Class A Certificates have been paid in full. All principal of and interest on the Class B Certificates is scheduled to be paid by the December 2001 Distribution Date, but may be paid earlier. Subject to prior termination as provided in the Agreement, the interest of the Series 1996-E Certificateholders in the Trust will terminate following the earliest of (i) the date on which the Investor Amount is paid in full and (ii) the May 2004 Distribution Date and (iii) the termination of the Trust pursuant to Section 12.01 of the Agreement.

                 The Receivables consist of Principal Receivables which arise generally from the purchase of goods and services and cash advances and in respect of Periodic Finance Charges, Overlimit Fees, Late Fees, annual membership fees and annual service charges, if any, Cash Advance Fees, transaction charges and all other fees and charges with respect to the Accounts designated by the Sellers to be included in Finance Charge Receivables. This Certificate is one of a series of Certificates entitled "ADVANTA Credit Card Master Trust II, Class B Floating Rate Asset Backed Certificates, Series 1996-E" (the "Class B Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Trust's assets are allocated in part to the Holders of the Class B Certificates and in part to the Holders of the Class A Certificates, in part to the Collateral Interest Holder, in part to the Holders of Investor Certificates of all other Series and in part to the Sellers as Holders of the Bank Certificate and the Holders of any outstanding Supplemental Certificates outstanding from time to time. The Bank Certificate and any outstanding Supplemental Certificates represent the Sellers' Interest in the Trust. The Bank Certificate and any outstanding Supplemental Certificates represent the interest in the Principal Receivables not represented by the Investor Certificates.

                 THE CLASS B CERTIFICATES ARE SUBORDINATED TO THE CLASS A CERTIFICATES TO THE EXTENT SET FORTH IN THE AGREEMENT.

                 The aggregate interest represented by the Series 1996-E Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Principal Allocation Percentage thereof (as set forth in the Agreement) at such time. The Initial Investor Amount is $500,000,000. The Invested Amount for any date will equal the sum of the Class A Invested Amount, the Class B Invested Amount and the Collateral Invested Amount. The Class B Initial Invested Amount is $24,750,000. The Class B Initial Investor Amount is $27,500,000. The Class B Invested Amount for any date will be an amount equal to (a) the Class B Initial Invested Amount, plus
(b) the amount of any increases in the Class B Invested Amount during the Funding Period, minus (c) the aggregate amount of principal payments (other than principal payments made from amounts on deposit in the Pre-Funding Account on the first Distribution Date following the end of the Funding Period) made to the Class B Certificateholders prior to such date, minus (d) the excess, if any, of the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates over the aggregate amount of any reimbursement of Class B Investor Charge-Offs for all Distribution Dates preceding such date, minus (e) the amount of Reallocated Principal Collections allocated on all prior Distribution Dates, minus (f) an amount equal to the amount by which the Class B Invested Amount has been reduced pursuant to subsection 4.6(a) of the Agreement on all prior Distribution Dates and plus (g) the amount of Excess Spread and Excess Finance Charges allocated and available on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (d), (e) and (f); provided, however, that the Class B Invested Amount may not be reduced below zero.

                 Interest will be distributed monthly on the 15th day of each calendar month or, if such 15th day is not a Business Day, payment will be made on the next succeeding Business Day (each, a "Distribution Date"), commencing December 16, 1996, in an amount equal to the product of (i) (a) a fraction, the numerator of which is the actual number of days in the related Interest Period divided by 360, times (b) the Class B Certificate Rate, and (ii) the outstanding principal amount of the Class B Certificates as of the preceding Record Date (or, in the case of the first Distribution Date as of the Closing
Date).

                 The Class B Certificates will bear interest for each Interest Period at the rate of .33% per annum above LIBOR determined as set forth below (the "Class B Certificate Rate").

                 The Trustee will determine LIBOR on October 30, 1996 for the period from the Closing Date through December 15, 1996 and for each Interest Period thereafter, on the second London Business Day prior to the Distribution Date on which such Interest Period commences (each, a "LIBOR Determination Date"). A "London Business Day" is any day on which dealings in deposits in United States dollars are transacted in the London interbank market. The Class B Certificate Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by telephoning the Trustee at its Corporate Trust Office at (800) 735-7777.

                 The determination of LIBOR will be made in accordance with the following provisions:

                 (i) On each LIBOR Determination Date, the Trustee will determine LIBOR based on the rate for deposits in United States dollars for a period of the Designated Maturity which appears on Telerate Page 3750 as of 11:00 A.M. (London time) on such date.

                 (ii) If such rate does not appear on Telerate Page 3750, the Trustee will determine LIBOR on the basis of quotations of the offered rates for deposits in United States dollars provided by the Reference Banks at approximately 11:00 A.M. (London time) on such LIBOR Determination Date to prime banks in the London interbank market for a period of the Designated Maturity. If at least two such quotations are provided, LIBOR will be the arithmetic mean of such quotations.

                 (iii) If, on the LIBOR Determination Date, such rate does not appear on Telerate Page 3750 and only one or none of the Reference Banks provides such offered quotations, LIBOR will be the rate per annum that the Trustee determines to be the arithmetic mean of the offered quotations that three major banks in The City of New York selected by the Servicer are quoting at approximately 11:00 A.M. (New York City time) on that day for loans in United States dollars to leading European banks for a period of the Designated Maturity.

                 "Designated Maturity" shall mean, for any LIBOR Determination Date, one month, provided that LIBOR for the initial Interest Period will be determined by straight-line interpolation (based on the actual number of days in the initial Interest Period) between the rates determined as described in
Section 4.11 for a Designated Maturity of one month and a Designated Maturity of two months.

                 After the Class A Investor Amount has been paid in full on each Distribution Date with respect to the Class B Accumulation Period, amounts equal to the least of (a) Available Investor Principal Collection on deposit in the Collection Account with respect to such Distribution Date, (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal on such Distribution Date), (b) the Controlled Deposit Amount for such Distribution Date and (c) the Class B Invested Amount, will be deposited in the Principal Funding Account for payment to the Class B Certificateholders until the Class B Invested Amount is paid in full.

                 On each Distribution Date during the Rapid Amortization Period (following the payment in full of the Class A Certificates) until the Class B Invested Amount has been paid in full or the Series Termination Date occurs, the Class B Certificateholders will be entitled to receive Available Investor Principal Collections (minus the portion of Available Investor Principal Collections applied to Class A Monthly Principal on such Distribution Date) in an amount up to the Class B Invested Amount.

                 On any Distribution Date occurring on or after the Investor Amount is reduced to 5% or less of the Initial Investor Amount, the Sellers will have the option (to be exercised in their sole discretion) to repurchase the Certificates.

                 This Class B Certificate does not represent an obligation of, or an interest in, Advanta Corp., AUS, ANB, any Additional Seller, the Servicer or any Affiliate of any of them. None of the Class B Certificates, the Accounts nor the Receivables are deposits or insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Class B Certificate is limited in right of payment to certain Collections respecting the Receivables (and certain other amounts), all as more specifically set forth herein and in the Agreement.

                 The Agreement may be amended under certain circumstances by the Servicer, the Sellers and the Trustee, without Certificateholder consent, provided that (i) each Seller shall have delivered to the Trustee an Officer's Certificate to the effect that such Seller reasonably believes that such amendment will not result in the occurrence of a Pay out Event or materially adversely affect the amount or timing of distributions to be made to the Investor Certificateholders of any Series or Class and (ii) written confirmation from each Rating Agency that such amendment will not result in a reduction or withdrawal of the rating of the Series 1996-E Certificates or the rating of any other outstanding Series or Class with respect to which it is a Rating Agency.

                 The Agreement may be amended by the Servicer, the Sellers and the Trustee, with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate Investor Amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, distributions to Investor Certificateholders or deposits of amounts to be so distributed or the amount available under any Series Enhancement without the consent to any such amendment of each affected Certificateholder, (b) change the definition of or the manner of calculating the interest of any Investor Certificateholder without the consent of each affected Investor Certificateholder, (c) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Investor Certificateholder or (d) adversely affect the rating of any Series or Class by each Rating Agency without the consent of the Holders of Investor Certificates of such Series or Class evidencing not less than 66-2/3% of the aggregate Investor Amount of the Investor Certificates of such Series or Class.

                 The Class B Certificates are issuable only in denominations of $1,000 and integral multiples of $1,000 in excess thereof. The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee and the Transfer Agent and Registrar, duly executed by the Holder or his attorney and duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

                 As provided in the Agreement and subject to certain limitations therein set forth, this Class B Certificate is exchangeable for a new Class B Certificate evidencing a like aggregate fractional undivided interest, as requested by the Holder surrendering this Class B Certificate. No service charge may be imposed for any such exchange, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                 This Class B Certificate may not be acquired by or for the account of any benefit plan, trust or account, including an individual retirement account, that is subject to the Employee Retirement Income Security Act of 1974, as amended, or that is described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets include plan assets by reason of a plan's investment in such entity (a "Benefit Plan"). By accepting and holding this Class B Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan. By acquiring any interest in this Class B Certificate, the applicable Certificate Owner or Owners shall be deemed to have represented and warranted that it or they are not Benefit Plans.

                 Prior to due presentation of this Class B Certificate for registration of transfer, the Transfer Agent and Registrar, the Paying Agent and the Trustee and any agent of any of them may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent or the Transfer Agent and Registrar nor any agent of any of them shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

                 This Class B Certificate shall be construed in accordance with and governed by the laws of the State of New York, without reference to its conflict of law provisions.

                 Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, or by an authenticating agent appointed by the Trustee, this Class B Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                 IN WITNESS WHEREOF, the Sellers have caused this Class B Certificate to be duly executed.



                                     ADVANTA NATIONAL BANK USA



                                     By:/s/ Michael Coco
                                        ----------------------------------
                                        Vice President

                                     ADVANTA NATIONAL BANK



                                     By:/s/ Michael Coco
                                        ----------------------------------
                                        Vice President

                 This is one of the Class B Certificates referred to in the within-mentioned Agreement.

                                     BANKER TRUST COMPANY,
                                       as Trustee,


                                     By:/s/ Kevin Healy
                                        ----------------------------------
                                        Authorized Officer

Dated: November 1, 1996

                                   ----------
                                   ASSIGNMENT
                                   ----------


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE(S)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------
:                         :
:                         :
:                         :
--------------------------   -----------------------------
(PLEASE PRINT OR TYPEWRITE   NAME AND ADDRESS OF ASSIGNEE)



____________________ the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________ Attorney, with full power of substitution in the premises, to transfer said certificate on the books kept for registration thereof.

Dated:
       ------------------------
                                        ------------------------------
                                        Note:  The signature(s) to this
                                        Assignment must correspond with the
                                        name(s) as written on the face of
                                        the within certificate in every
                                        particular, without alteration or
                                        enlargement or any change whatever.

                                        (1)  An assignee which is not a
                                             United States Person as defined
                                             in the Internal Revenue Code of
                                             1986, as amended (the "Code")
                                             must certify to the Transfer
                                             Agent and Registrar in writing
                                             as to such status and such
                                             further information as may be
                                             required under the Code or
                                             reasonably requested by the
                                             Transfer Agent and Registrar.